Exhibit 10.2
VIA PHARMACEUTICALS, INC.
NOTE AND WARRANT PURCHASE AGREEMENT
THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of March 26, 2010 by and among VIA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (each of which is herein referred to as an “Investor”).
THE PARTIES HEREBY AGREE AS FOLLOWS:
SECTION 1
ISSUANCE OF NOTES AND WARRANTS
1.1 Issuance of Notes. Subject to the terms and conditions of this Agreement, at the Initial Closing (as defined below), the Company shall issue and sell to each Investor a promissory note (each such note, as may be amended from time to time, a “Note” and collectively, the “Notes”) in the form of Exhibit A attached hereto, in a principal amount (the “Principal Amount”) of up to the amount set forth opposite such Investor’s name beneath the caption “Total Aggregate Principal Amount” on Schedule A attached hereto. Each such Note shall be issued to such Investor against payment by such Investor at the Initial Closing of the amount set forth opposite such Investor’s name beneath the caption “Principal Amount of Initial Advance” on Schedule A attached hereto. At each Subsequent Closing (as defined below), each Investor, to the extent such Investor is participating in such Subsequent Closing, shall fund an additional advance to the Company under such Investor’s Note and the grid attached as Schedule 1 to such Note shall be updated to reflect such additional advance. Capitalized but otherwise undefined terms used herein shall have the meanings provided therefor in the Notes.
1.2 Issuance of Warrants. Subject to the terms and conditions of this Agreement, at the Initial Closing, the Company shall issue to each Investor a warrant (each such warrant, the “Warrant” and collectively, the “Warrants”), in the form attached hereto as Exhibit B, representing the right, subject to the terms of the Warrant, to purchase in the aggregate up to the number of shares of Common Stock of the Company (as adjusted for stock splits, recapitalizations or other similar events) set forth opposite such Investor’s name beneath the caption “No. of Warrant Shares” on Schedule A attached hereto. Each Warrant shall, unless sooner terminated as provided therein, have a term of five years from the date of the Initial Closing and shall be exercisable (subject to the terms of the Warrant) at an exercise price (subject to adjustment as set forth in the Warrant) equal to the Exercise Price.
1.3 Exercise Price. For purposes of this Agreement, “Exercise Price” shall mean $0.17 per share.

SECTION 2
CLOSINGS
2.1 Initial Closing. The initial closing of the purchase and sale of the Notes and the Warrants hereunder (the “Initial Closing”) shall be held at Jones Day, 555 California Street, San Francisco, California 94104 on the date of this Agreement or at such other place and date as is mutually agreeable to the Company and the Investors.
2.2 Subsequent Closings. Subsequent to the Initial Closing, the Company may receive additional advances from each Investor in accordance with the terms of each Note, up to a maximum of the amount set forth opposite such Investor’s name beneath the caption “Total Aggregate Principal Amount” (including the initial advance made at the Initial Closing). The closing of such additional advances shall be held at Jones Day, 555 California Street, San Francisco, California 94104, on such date or at such other place as is mutually agreeable to the Company and the Investors providing such additional advances (which each such date and place a “Subsequent Closing” and, together with the Initial Closing, a “Closing”).
2.3 Conditions to Initial Closing. The several obligations of the Investors to purchase the Notes on the date of the Initial Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 2.3.
(a) Security Agreements; Registration Rights Agreement. The Investors shall have received, each executed and delivered by the Company and the Investors or any Collateral Agent on their behalf (each, in form and substance satisfactory to the Investors): (i) a security agreement (the “Security Agreement”) under which the Company grants to the Investors (or any Collateral Agent on their behalf) a blanket security interest in its personal property; and (ii) a Collateral Assignment of Patents (the “Patent Security Agreement”) under which the Company grants to the Investors a security interest in all of the Company’s United States patents and applications for United States patents. The Company’s existing Second Amended and Restated Registration Rights Agreement, dated March 12, 2009 (the “Registration Rights Agreement”), shall be amended (in a form satisfactory to the Investors in their sole discretion) such that the Company shall grant to the Investors registration rights in respect of the Common Stock issuable upon exercise of the Warrants.
(b) Resolutions, etc. The Investors shall have received (i) a certificate, dated the date of the Initial Closing, of an authorized signatory of the Company as of the date of the Initial Closing certifying (A) copies of the resolutions and other actions taken or adopted by the Company authorizing the execution, delivery and performance of the Transaction Documents (as defined below) to which the Company is a party (and confirming that no resolutions or actions contrary to such resolutions or actions have been taken), and (B) the Certificate of Incorporation of the Company (which shall also be certified by the Secretary of State of the state in which the Company is organized or formed) and Bylaws of the Company, (ii) a good standing certificate with respect to the Company as of a date recently prior to the date of the Initial Closing from the Secretary of the State of the state in which the Company is organized or formed, and (iii) evidence of qualification of the Company to do business in each jurisdiction where the nature of its properties of the conduct of its business requires it to be so qualified to do business as of a recent date and where the failure so to qualify could result in a Material Adverse Effect. As used herein, the “Transaction Documents” means this Agreement, the Collateral Documents (as defined below), the Notes, the Warrants, the Registration Rights Agreement (as amended hereby) and any other and all other certificates, documents, agreements and instruments delivered to the Investors under or in connection with this Agreement. “Collateral Documents” means, collectively, the Security Agreement, the Patent Security Agreement, and any other agreement pursuant to which the Company or any other Person provides a Lien on its assets in favor of the Investors in connection herewith, and all filings, documents and agreements made or delivered pursuant thereto.
(c) Collateral Matters. The Company shall have delivered to the Investors (or any Collateral Agent on their behalf) each of the following: (i) confirmation that all UCC-1 financing statements and other filings necessary or appropriate in the reasonable opinion of the Investors to perfect the security interests of the Investors (or any Collateral Agent on their behalf) in the Collateral have been accepted for filing; (ii) such lien and judgment searches as the Investors have reasonably requested, and such termination statements or other documents, as may be necessary to confirm that the Collateral is subject to no other security interests in favor of any Persons other than Permitted Liens; (iii) the certificates or instruments representing any pledged Collateral, together with undated stock powers or endorsements, as the case may be, executed in blank, with respect thereto; (iv) if as of the date of the Initial Closing any Collateral is located on any premises in which any third party has an interest, such bailee agreement, subordination agreement, landlord waiver agreement or collateral access agreement, as applicable, duly executed by such third party, as the Investors shall reasonably request; (v) evidence that all other actions necessary or appropriate in the reasonable opinion of the Investors to perfect and protect the security interests in the Collateral have been taken, including such account control agreements in favor of the Investors (or any Collateral Agent on their behalf) with respect to the Company’s deposit and securities accounts, executed by each applicable bank, broker or other securities intermediary as the Investors shall reasonably request; and (vi) evidence of satisfactory insurance coverage, together with evidence that the Investors have been named (or any Collateral Agent on their behalf has been named) as loss payee under all policies of property insurance and as additional insured under all policies of liability insurance.
(d) No Contest, etc. No claim, litigation, arbitration, governmental investigation, injunction, order, proceeding or inquiry shall be pending or threatened which: (i) seeks to enjoin or would be reasonably be expected to materially delay, impose material limitations on, or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by or in connection with the Transaction Documents; or (ii) would otherwise be adverse to any of the parties hereto in any material respect with respect to the transactions contemplated hereby.
(e) Certificate as to Completed Conditions, Warranties, No Default, etc. The Investors shall have received a certificate, dated as of the date of the Initial Closing, of an authorized signatory of the Company to the effect that: (i) all conditions precedent set forth in this Section 2 have been satisfied; (ii) all representations and warranties set forth in Section 4 are true and correct in all material respects (except for representations or warranties already qualified by materiality, which shall be true and correct in all respects); and (iii) all representations and warranties set forth in any other documents entered into in connection herewith are true and correct in all material respects (except for representations or warranties already qualified by materiality, which shall be true and correct in all respects).

(f) Certificate as to Compliance with Requirements of Law. The Investors shall have received a certificate, dated as of the date of the Initial Closing, of an authorized signatory of the Company to the effect that the Company has obtained and maintains in full force and effect each and every consent, approval, filing and registration by or with any Person, including, without limitation, any Governmental Authority, necessary to authorize or permit the execution, delivery or performance of the Transaction Documents, the issuance of the Notes and the Warrants (including any approval, consent, filing and registration required under Federal or State securities laws), the validity or enforceability thereof, or the consummation of the transactions contemplated by the Transaction Documents.
(g) Due Diligence. The Investors shall have completed their business, legal, and collateral due diligence with respect to the Company and shall be satisfied therewith.
2.4 Conditions to Subsequent Closings. Each Investor shall not have any obligation to participate in any Subsequent Closing or otherwise to fund any amounts to the Company, other than the obligation of such Investor in respect of the Initial Closing, subject to Section 2.3. Each Investor may participate in any Subsequent Closing in its sole discretion. Prior and as a condition to each Subsequent Closing, the Company shall deliver to the Investor participating in such Subsequent Closing a certificate, dated as of the date of such Subsequent Closing, of an authorized signatory of the Company confirming the matters set forth in Sections 2.3(e) and (f) (with all representations and warranties so confirmed to be deemed made as of the date of such Subsequent Closing). The Investor participating in any Subsequent Closing also may request, as a condition to the closing of such Subsequent Closing, that the Company execute a Collateral Assignment of Copyrights or a Collateral Assignment of Trademarks, each in the form attached as an exhibit to the Security Agreement.
2.5 Delivery.
(a) Initial Closing. At the Initial Closing (i) each Investor shall deliver to the Company a check or wire transfer of immediately available funds (pursuant to wire instructions previously provided by the Company to the Investors) in the amount set forth opposite such Investor’s name beneath the caption “Principal Amount of Initial Advance” on Schedule A attached hereto, and (ii) the Company shall execute and deliver to each Investor a Note reflecting the name of the Investor, the amount of the initial advance (which shall be set forth in the grid attached as Schedule 1 to such Note), and the date of the Initial Closing, together with the Investor’s Warrant as contemplated by Section 1.2.
(b) Subsequent Closings. At any Subsequent Closing, each Investor participating in such Subsequent Closing shall deliver to the Company a check or wire transfer of immediately available funds (pursuant to wire instructions previously provided by the Company to the Investors) in the amount of such additional drawdown by the Company on such Note previously purchased by such Investor, and such Investor shall provide the Company with a copy of the updated grid in Schedule 1 of the Note reflecting the additional drawdown made at such Subsequent Closing.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF INVESTORS
Each Investor hereby represents and warrants to the Company that, as of the date of the Initial Closing, and each Subsequent Closing at which such Investor participates:
3.1 Purchase for Own Account. Such Investor represents that it is acquiring the Notes, the Warrants and the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) solely for investment for such Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Investor of any of the Securities shall constitute confirmation of the representation by such Investor that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.
3.2 Investment Experience. Either (i) such Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or (ii) such Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. Such Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.
3.3 Accredited Investor. Such Investor represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, it is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder.
3.4 Restrictions on Transfer. Such Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. SUCH INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HIS, HER OR ITS INVESTMENT. Such Investor understands that the Securities have not been and will not be registered under the Act (other than as set forth in the Registration Rights Agreement) and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer his, her or its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. Such Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell his, her or its Securities in the foreseeable future.
3.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities (other than the shares of Common Stock issuable on exercise of the Warrants, during such time as a registration statement under the Act covering such shares is in effect) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such Securities under the Act. Notwithstanding the foregoing provision, no such registration statement or opinion of counsel shall be necessary for a transfer by such Investor that is a partnership or limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.
3.6 Legends. The Investor understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:
(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to each Investor that, as of the date of the Initial Closing and each Subsequent Closing and other than as disclosed in the Company’s public filings:
4.1 Organization, Good Standing and Qualification; Licenses. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, and holds all governmental licenses, permits, registrations and other approvals required under applicable law, to own and hold under lease its property and to carry on its business as now conducted and as proposed to be conducted, except where the failure to hold any such licenses, permits, registrations and other approvals could not result in a Material Adverse Effect. The Company is qualified to do business in each jurisdiction where the nature of its properties of the conduct of its business requires it to be so qualified to do business and where the failure so to qualify could result in a Material Adverse Effect.
4.2 Authorization. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Notes, the Warrants, and the shares of Common Stock underlying the Warrants, has been taken or will be taken prior to each Closing. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company has reserved a sufficient number of shares of authorized but unissued shares of Common Stock to provide for the exercise of the rights represented by the Warrants (assuming full vesting thereof). Each of the Transaction Documents to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
4.3 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that could reasonably be expected to result, either individually or in the aggregate, in any Material Adverse Effect, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

4.4 Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for such filing(s) pursuant to applicable state securities laws as may be necessary, which filings will be timely effected after the relevant Closing, and except for recordings or filings in connection with the perfection of the Liens on the Collateral in favor of the Investors (or any Collateral Agent on their behalf). The Company is not in violation or default (i) of any provision of its Certificate of Incorporation and Bylaws, or (ii) in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation which is, to the best of the Company’s knowledge, applicable to the Company (including the Employee Retirement Income Security Act of 1974, as amended, and any Environmental Laws). The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any Lien upon any material assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. As used herein, “Environmental Laws” means all applicable federal, state and local laws, rules, regulations, codes, ordinances, and the common law governing, regulating or otherwise affecting the environment or occupational health and safety relating to exposures to Hazardous Materials, including the federal Clean Air Act, the federal Clean Water Act, the federal Resource Conservation and Recovery Act, the federal Comprehensive Environmental Response, Compensation and Liability Act, the federal Toxic Substances Control Act and their state and local counterparts. The term “Hazardous Materials” means the existence in any form of polychlorinated biphenyls, friable asbestos, urea formaldehyde foam insulation, oil, gasoline, petroleum, petroleum products and petroleum-derived substances (other than in vehicles operated in the ordinary course of business), pesticides and herbicides, and any other chemical, material or substance deemed hazardous, toxic, corrosive, reactive, ignitable, radioactive, or flammable under any Environmental Laws.
4.5 Transaction Documents. All representations and warranties of the Company contained in the other Transaction Documents are true and correct in all material respects (except for representations or warranties already qualified by materiality, which are true and correct in all respects).
4.6 Insurance. All policies of insurance in effect of any kind or nature owned by or issued to the Company, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers’ compensation, property and liability insurance, (a) are, together with all policies of employee health and welfare and title insurance, if any, in full force and effect, (b) comply in all respects with the applicable requirements set forth herein and (c) are of a nature and provide such coverage, including through self-insurance, retentions and deductibles, as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

4.7 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now conducted and as presently proposed to be conducted, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.
4.8 Intellectual Property. The Company has all intellectual property necessary for the conduct of its business as now conducted and as presently proposed to be conducted, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. None of such intellectual property infringes on the rights of any other person. The Company does not own any registered copyrights or registered trademarks. A complete list of the Company’s United States patents and applications for United States patents is set forth on Schedule A of the Patent Security Agreement.
4.9 Subsidiaries. The Company has no subsidiaries (direct or indirect) other than as set forth in Exhibit 21.1 to its Annual Report on Form 10-K filed on March 27, 2009. Each direct or indirect subsidiary of the Company (a) is not actively engaged in any business and (b) holds no material assets.
4.10 Financial Statements. The Company has delivered to the Investors its unaudited balance sheet, income statement and statement of stockholders’ equity at and for the three and nine months ended September 30, 2009 (collectively, the “Financial Statements”). The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, and liabilities arising from the reduction of the Company’s workforce pursuant to the plan adopted by the Company’s board of directors on March 26, 2010, the Company has no material liabilities (contingent or otherwise) other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2009, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.
4.11 No Material Adverse Effect. Since the date of the Financial Statements, other than as publicly disclosed by the Company in filings with the SEC, the reduction of the Company’s workforce pursuant to the plan adopted by the Company’s board of directors on March 26, 2010 and the failure of the Company to be able to repay existing indebtedness to the Investors when due, no event has occurred or condition exists with respect to the Company or any other Person that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.
4.12 Disclosure. None of the representations or warranties made by the Company herein as of the date of such representations and warranties, and none of the statements contained in any other information with respect to the Company and its properties and assets, including each exhibit or report, furnished by or on behalf of the Company to the Investors in connection herewith, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

4.13 Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.
SECTION 5
MISCELLANEOUS
5.1 Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.
5.2 Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided, however, that the Company may not assign or transfer its rights or obligations hereunder or under the other Transaction Documents without the prior written consent of all Investors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
5.3 Governing Law; Jury Trial Waiver. This Agreement is to be construed in accordance with and governed by the laws of the State of California. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Investor to bring proceedings against the Company in the courts of any other jurisdiction. EACH OF THE INVESTORS AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS ENTERING INTO THIS AGREEMENT.

5.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
5.6 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile or electronic mail to the number or electronic mail address set forth on the signature pages hereto if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day, or on the next Business Day if sent by facsimile or electronic mail to the number or electronic mail address set forth on the signature pages hereto if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a Business Day; (c) three Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth on the signature pages hereto; or (d) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature pages hereto with next Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each Person making a communication hereunder by facsimile or electronic mail shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile or electronic mail pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 5.6 by giving the other party written notice of the new address in the manner set forth above.
5.7 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
5.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment, modification or waiver is in writing and only with the written consent of the Company and all Investors. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

5.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
5.10 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
5.11 Expenses. The Company shall reimburse the reasonable expenses of the Investors (including the fees of one special counsel for both of the Investors) with respect to the negotiation, execution and delivery of this Agreement and the other Transaction Documents, in an amount not to exceed $35,000 in the aggregate.
5.12 Register. The Company shall maintain at its principal executive offices a register for the Securities, in which the Company shall record the name and address of the person in whose name the Securities have been issued (including the name and address of each transferee) and the amount of the Securities held by such person. The Company shall keep the register open and available during business hours for inspection by the Investors or their legal representatives upon prior written notice.
5.13 Interpretation. In this Agreement and the other Transaction Documents, except to the extent the context otherwise requires: (i) any reference in this Agreement or other Transaction Document to a Section, a Schedule or an Exhibit is a reference to a Section thereof, a schedule thereto or an exhibit thereto, respectively, and to a subsection thereof or a clause thereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (ii) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement or other Transaction Document as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears; (iii) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (iv) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (v) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and (vi) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or other Transaction Document.

5.14 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described in this Agreement and the other Transaction Documents and contemplated hereby and thereby and to carry into effect the intents and purposes of this Agreement and the other Transaction Documents.
5.15 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.
* * *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY: VIA PHARMACEUTICALS, INC.
By:	/s/ Lawrence K. Cohen
	Name:	Lawrence K. Cohen
	Title:	President and Chief Executive Officer

Address:

VIA Pharmaceuticals, Inc.
750 Battery Street, Suite 330
San Francisco, California 94111
Attention: Chief Financial Officer
Facsimile: (415) 283-2201
Electronic mail: James.Stewart@viapharmaceuticals.com

[Signature page to Note and Warrant Purchase Agreement]

INVESTORS: BAY CITY CAPITAL FUND IV, L.P.
By:	Bay City Capital Management IV LLC, its general partner

By:	Bay City Capital LLC, its manager

By:	/s/ Fred Craves
	Name:	Fred Craves
	Title:	Managing Director and Manager

Address: Bay City Capital Fund IV, L.P. 750 Battery Street, Suite 400 San Francisco, California 94111 Attention: Managing Director Facsimile: (415) 835-5569 Electronic mail: lionel@baycitycapital.com
BAY CITY CAPITAL FUND IV CO-INVESTMENT FUND, L.P.,
By:	Bay City Capital Management IV LLC, its general partner

By:	Bay City Capital LLC, its manager

By:	/s/ Fred Craves
	Name:	Fred Craves
	Title:	Managing Director and Manager

Address: Bay City Capital Fund IV, L.P. 750 Battery Street, Suite 400 San Francisco, California 94111 Attention: Managing Director Facsimile: (415) 835-5569 Electronic mail: lionel@baycitycapital.com
[Signature page to Note and Warrant Purchase Agreement]

SCHEDULE A
SCHEDULE OF INVESTORS
Closing Dated March 29, 2010

	Principal	Total Aggregate	No. of
	Amount	Principal	Warrant
Name	of Initial Advance	Amount	Shares
Bay City Capital Fund IV, L.P.	$1,223,625	$2,936,700	17,274,706

Bay City Capital Fund IV Co-Investment Fund, L.P.	$26,375	$63,300	372,353

TOTAL	$1,250,000	$3,000,000	17,647,059

EXHIBIT A
FORM OF PROMISSORY NOTE

EXHIBIT B
FORM OF WARRANT TO PURCHASE COMMON STOCK